The Phoenix Edge Series Fund

Phoenix Money Market Series

Supplement to the Prospectus dated May 1, 2009

Expiration of the U.S. Department of the Treasury Temporary Guarantee Program for Money Market Funds (“Guarantee Program”)

As of the close of business on September 18, 2009, the U.S. Department of the Treasury’s (“the Treasury Department”), temporary federal guarantee program for certain money market funds will expire in accordance with the terms of the most recent program extension. The program, intended to help enhance market confidence in money market funds and to prevent substantial redemptions was originally set to expire in December, 2008 but was extended twice and is now set to expire on September 18, 2009.

Background

On October 29, 2008, the Treasury Department advised the Phoenix Money Market Series that it had approved the participation of the Phoenix Money Market Series in the Guarantee Program The Guarantee Program provided for the guarantee of value invested in eligible and participating money market funds as of September 19, 2008 if the net asset value of such funds fell below a specified amount. The guarantee provided by the Guarantee Program extended only to the value held by shareholders of participating funds as of September 19, 2008. Shareholders investing in an eligible money market fund after September 19, 2008, including former shareholders who reinvested in participating money market funds after the close of business on September 19, 2008 were not covered by the Guarantee Program.

This Supplement to the Prospectus is intended to provide general information about the Guarantee Program and specific information about the Phoenix Money Market Series’ participation in the program. Neither this supplement nor The Phoenix Edge Series Fund are approved, endorsed, sponsored or authorized by the Treasury Department.

Dated: September 16, 2009 Please keep this supplement for future reference.

TF1074